SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-A


          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                           CROWN AMERICAN REALTY TRUST
             (Exact name of registrant as specified in its charter)


                Maryland                                  25-171377
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


                                Pasquerilla Plaza
                               Johnstown, PA 15901
               (Address of principal executive offices) (Zip code)

        Securities to be registered pursuant to Section 12(b) of the Act:


                                                 Name of each exchange on which
Title of each class to be so registered          each class is to be registered

        Senior Preferred Shares,                    New York Stock Exchange
            $0.01 par value



       Securities to be registered pursuant to Section 12(g) of the Act:
                                      None
                                (Title of Class)


ITEM 1.  DESCRIPTION OF REGISTRANT'S SHARES TO BE REGISTERED.

      The shares to be registered consist of senior preferred shares of beneficial interest , $0.01 par value (the "Senior Preferred Shares"), of Crown American Realty Trust (the "Company"). The description of the Senior Preferred Shares is hereby incorporated by reference from the Preliminary Prospectus Supplement dated June 12, 1997 to the Company's Registration Statement on Form S-3 (Registration No. 333- 26967).

ITEM 2.   EXHIBITS.

       1.1  Form  of  Senior Preferred Shares Certificate (previously  filed  as
            Exhibit 4.5 to the Company's Registration Statement on Form S-3 (Registration No. 333-26967) and incorporated herein by reference).

       2.1 Second Amended and Restated Declaration of Trust of the Company (previously filed as Exhibit 3(b) to the Company's Registration statement on Form S-11 (Registration No. 33-62866) and incorporated herein by reference).

       2.2 Bylaws of the Company (previously filed as Exhibit 3(c) to the Company's Registration Statement on Form S-11 (Registration No. 33-62866) and incorporated herein by reference).

       2.3 Form of Articles Supplementary designating the rights of the holders of Senior Preferred Shares (previously filed as Exhibit 4.4 to the Company's Registration Statement on Form S-3 (Registration No. 333-26967) and incorporated herein by reference).


                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              CROWN AMERICAN REALTY TRUST
Date:    June 24, 1997

                              By:  /s/ Terry L. Stevens
                                -----------------------------------
                                Terry L. Stevens
                                Senior Vice President and Chief
                                Accounting Officer



                                INDEX TO EXHIBITS

                                                SEQUENTIALLY
EXHIBIT                                           NUMBERED
NUMBER                EXHIBIT                       PAGE
------                -------                   ------------
1.1       Form of Senior Preferred Shares
          Certificate (previously filed as
          Exhibit 4.5 to the Company's
          Registration Statement on Form
          S-3 (Registration No. 333-26967)
          and incorporated herein by
          reference).

2.1       Second Amended and Restated
          Declaration of Trust of the
          Company (previously filed as
          Exhibit 3(b) to the Company's
          Registration statement on Form S-
          11 (Registration No. 33-62866)
          and incorporated herein by
          reference).

2.2       Bylaws of the Company
          (previously filed as Exhibit
          3(c) to the Company's
          Registration Statement on Form S-
          11 (Registration No. 33-62866)
          and incorporated herein by
          reference).

2.3       Form of Articles Supplementary
          designating the rights of the
          holders of Senior Preferred
          Shares (previously filed as
          Exhibit 4.4 to the Company's
          Registration Statement on Form
          S-3 (Registration No. 333-26967)
          and incorporated herein by
          reference).